Exhibit 99.1

           Mentor Graphics Announces Second Quarter Results

    WILSONVILLE, Ore.--(BUSINESS WIRE)--July 22, 2004--Mentor Graphics Corporation (Nasdaq:MENT) today announced second quarter pro forma diluted earnings per share of $.14, up 17% year on year, on revenue of $169.6 million. Earnings on a GAAP basis were a loss of $.47 per share, a result principally of income tax charges on a one-time dividend from a foreign subsidiary. Revenue grew 8% over the year ago quarter, while bookings grew 6%.
    "While the overall electronic design automation business climate remains challenging, Mentor's strength in products for new design methodologies continues to fuel growth," said Walden C. Rhines, chairman and CEO, Mentor Graphics. "Examples include Calibre(R) resolution enhancement technology, automotive cabling, analog/mixed-signal design and new printed circuit board (PCB) design tools. We also had seven product families that set bookings records for the second quarter."
    During the quarter, Mentor launched its Catapult(TM) C Synthesis product at the Design Automation Conference (DAC). Called the "most important announcement of DAC" by Gartner Dataquest's EDA analyst Gary Smith, Catapult C Synthesis opens the way for new C-based design methodologies which offer significant performance over existing design methods. Mentor also recently introduced the I/O Designer(TM) tool, a new product that facilitates concurrent chip-to-board design of field-programmable gate arrays (FPGAs) and the PCB, as the number of pins on the FPGA grows.
    By geography, Japan was particularly robust. Bookings in Japan climbed 25%, North America was up 5%, while Europe was flat and Pacific Rim was down 5%. Revenue by region was 50% Americas, 25% Europe, 15% Japan, and 10% Pacific Rim.
    Pro forma gross margin was an all-time record 86%. Gross margin on a GAAP basis was 85%.
    GAAP taxes for the quarter were $38 million, $36.6 million of which was a charge arising from a one-time dividend declared by the company's Irish subsidiary to the US parent company in the amount of $120 million. Approximately $2.5 million of these taxes will be paid in cash; the balance will be settled through utilization of a portion of our net tax return operating loss and credit carryforwards. The declaration of the dividend improves the company's operating flexibility in using current and future cash resources. In addition, special charges of $4.2 million were principally related to abandoned facilities and workforce reductions.
    "By region, Japan clearly is leading Mentor's overall growth, with new strength there in PCB design tools," said Gregory K. Hinckley, president, Mentor Graphics. "Despite weakness in our new and emerging product category, we saw important areas of strength. Our cabling business, for instance, won two contracts directly with automobile manufacturers this quarter, a critical milestone for the business and an indication of its growing momentum."

    The company continues to see mixed signals of strength in the electronic design automation market:

    -- Maintenance contract reinstatements remained at record levels, while maintenance contract terminations continued to drop.

    --  Book-to-bill was near 1.

    -- Mentor won orders from 132 new customers in the quarter, compared to orders from 143 new customers in the year ago quarter. While overall new customer activity was weaker, the company did see increased dollar value of business from startup companies.

    "Mentor's focus on new design methodologies is sustaining the company's growth, even in the mixed business environment we continue to experience," said Rhines.

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq: MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of about $675 million and employs approximately 3,800 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: http://www.mentor.com/.

    In the calculation of pro forma earnings, gross margin and operating expenses, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Also excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments, as well as income tax expense in excess of a normalized 17% effective tax rate. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.
    These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics' overall performance.
    Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to successfully offer products and services that compete in the highly competitive and dynamic EDA industry including the risk that the Company's technology, products or inventory become obsolete;
(ii) the Company's ability to successfully integrate and manage its recent and future acquisitions, (iii) changes in accounting or reporting rules or interpretations, limitations on repatriation of earnings, licensing and intellectual property rights protection; (iv) changes in tax laws, regulations or enforcement practices in the jurisdictions where the Company does business; (v) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (vi) the overall instability of diverse economies, including changes in regional or worldwide economic or political conditions, government trade restrictions, or war in the Middle East or elsewhere and (vii) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                              Three Months Ended    Six Months Ended
                                   June 30,             June 30,
                             --------------------- -------------------
                                2004        2003      2004      2003
                             ---------  ----------  --------  --------
Revenues:
  System and software        $ 98,091  $   87,791  $192,612  $179,603
  Service and support          71,551      69,677   141,435   137,205
                              --------  ----------  --------  --------

          Total revenues      169,642     157,468   334,047   316,808
                              --------  ----------  --------  --------
Cost of revenues:
  System and software           4,623       4,781     9,185     9,596
  Service and support          19,079      20,758    39,174    41,461
  Amortization of
   purchased technology         2,504       2,269     4,970     4,478
                              --------  ----------  --------  --------

          Total cost of
           revenues            26,206      27,808    53,329    55,535

                              --------  ----------  --------  --------

          Gross margin        143,436     129,660   280,718   261,273
                              --------  ----------  --------  --------

Operating expenses:
  Research and development     48,322      43,965    96,705    86,841
  Marketing and selling        64,045      58,708   127,751   117,897
  General and administration   18,748      17,160    37,310    36,143
  Amortization of intangible
   assets                         790         931     1,572     2,076
  Special charges               4,223       1,800     4,223     3,163
                              --------  ----------  --------  --------
          Total operating
           expenses           136,128     122,564   267,561   246,120
                              --------  ----------  --------  --------

Operating income                7,308       7,096    13,157    15,153
  Other income, net             1,990       1,925     3,220     2,412
  Interest expense             (4,571)     (3,929)   (9,026)   (7,974)
                              --------  ----------  --------  --------
  Income before income taxes    4,727       5,092     7,351     9,591
  Income tax expense           37,523       1,018    37,969     1,918
                              --------  ----------  --------  --------

          Net income (loss)  $(32,796)  $   4,074  $(30,618) $  7,673
                              ========  ==========  ========  ========

  Net income (loss) per
   share:
    Basic                    $   (.47) $      .06  $   (.44) $    .11
                              ========  ==========  ========  ========
    Diluted                  $   (.47) $      .06  $   (.44) $    .11
                              ========  ==========  ========  ========

  Weighted average number
   of shares outstanding:
    Basic                      70,090      67,389    69,946    67,362
                              ========  ==========  ========  ========
    Diluted                    70,090      69,522    69,946    68,901
                              ========  ==========  ========  ========


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                  Three Months Ended June 30, 2004
                                GAAP    Adjustments         Pro Forma
                              --------- ----------- ------ -----------
Revenues:
  System and software         $ 98,091   $       -         $   98,091
  Service and support           71,551           -             71,551
                               --------   ---------         ----------

          Total revenues       169,642           -            169,642
                               --------   ---------         ----------
Cost of revenues:
  System and software            4,623           -              4,623
  Service and support           19,079           -             19,079
  Amortization of purchased
   technology                    2,504      (2,504)  (1)            -
                               --------   ---------         ----------

          Total cost of
           revenues             26,206      (2,504)            23,702
                               --------   ---------         ----------

          Gross margin         143,436       2,504            145,940
                               --------   ---------         ----------
          Gross margin
           percentage             84.6%                          86.0%
                               --------                     ----------

Operating expenses:
  Research and development      48,322           -             48,322
  Marketing and selling         64,045           -             64,045
  General and administration    18,748           -             18,748
  Amortization of intangible
   assets                          790        (790)  (1)            -
  Special charges                4,223      (4,223)  (2)            -
                               --------   ---------         ----------
          Total operating
           expenses            136,128      (5,013)           131,115
                               --------   ---------         ----------

Operating income                 7,308       7,517             14,825
  Other income, net              1,990           -              1,990
  Interest expense              (4,571)          -             (4,571)
                               --------   ---------         ----------
  Income before income taxes     4,727       7,517             12,244
  Income tax expense
   (benefit)                    37,523     (35,442)  (3)        2,081
                               --------   ---------         ----------
          Net income(loss)    $(32,796)  $  42,959          $  10,163
                               ========   =========         ==========

  Net income (loss) per
   share:
    Basic                     $   (.47)                     $     .14
                               ========                     ==========
    Diluted                   $   (.47)                     $     .14
                               ========                     ==========
  Weighted average number
   of shares outstanding:
    Basic                       70,090                         70,090
                               ========                     ==========
    Diluted                     70,090                         73,236
                               ========                     ==========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective tax rate of 17% for 2004.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                  Three Months Ended June 30, 2003
                                  GAAP     Adjustments      Pro Forma
                               ----------- ----------- --- -----------
Revenues:
  System and software          $   87,791   $       -      $   87,791
  Service and support              69,677           -          69,677
                                ----------   ---------      ----------

          Total revenues          157,468           -         157,468
                                ----------   ---------      ----------
Cost of revenues:
  System and software               4,781           -           4,781
  Service and support              20,758           -          20,758
  Amortization of purchased
   technology                       2,269      (2,269) (1)          -
                                ----------   ---------      ----------

          Total cost of
           revenues                27,808      (2,269)         25,539
                                ----------   ---------      ----------

          Gross margin            129,660       2,269         131,929
                                ----------   ---------      ----------
          Gross margin
           percentage                82.3%                       83.8%
                                ----------                  ----------
Operating expenses:
  Research and development         43,965           -          43,965
  Marketing and selling            58,708           -          58,708
  General and administration       17,160           -          17,160
  Amortization of intangible
   assets                             931        (931) (1)          -
  Special charges                   1,800      (1,800) (2)          -
                                ----------   ---------      ----------

          Total operating
           expenses               122,564      (2,731)        119,833
                                ----------   ---------      ----------

Operating income                    7,096       5,000          12,096
  Other income, net                 1,925           -           1,925
  Interest expense                 (3,929)          -          (3,929)
                                ----------   ---------      ----------

  Income before income taxes        5,092       5,000          10,092
  Income tax expense                1,018       1,000  (3)      2,018
                                ----------   ---------      ----------

          Net income           $    4,074   $   4,000      $    8,074
                                ==========   =========      ==========

  Net income per share:
    Basic                      $      .06                  $      .12
                                ==========                  ==========
    Diluted                    $      .06                  $      .12
                                ==========                  ==========
  Weighted average number
   of shares outstanding:
    Basic                          67,389                      67,389
                                 ==========                 ==========
    Diluted                        69,522                      69,522
                                 ==========                 ==========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective tax rate of 20% for 2003.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                     Six Months Ended June 30, 2004
                                     GAAP    Adjustments     Pro Forma
                                   --------- ----------- --- ---------
Revenues:
  System and software              $192,612   $       -      $192,612
  Service and support               141,435           -       141,435
                                    --------   ---------      --------

          Total revenues            334,047           -       334,047
                                    --------   ---------      --------

Cost of revenues:
  System and software                 9,185           -         9,185
  Service and support                39,174           -        39,174
  Amortization of purchased
   technology                         4,970      (4,970) (1)        -
                                    --------   ---------      --------

          Total cost of
           revenues                  53,329      (4,970)       48,359
                                    --------   ---------      --------

          Gross margin              280,718       4,970       285,688
                                    --------   ---------      --------
          Gross margin
           percentage                  84.0%                     85.5%
                                    --------                  --------

Operating expenses:
  Research and development           96,705           -        96,705
  Marketing and selling             127,751           -       127,751
  General and administration         37,310           -        37,310
  Amortization of intangible
   assets                             1,572      (1,572) (1)        -
  Special charges                     4,223      (4,223) (2)        -
                                    --------   ---------      --------

          Total operating
           expenses                 267,561      (5,795)      261,766
                                    --------   ---------      --------

Operating income                     13,157      10,765        23,922
  Other income, net                   3,220           -         3,220
  Interest expense                   (9,026)          -        (9,026)
                                    --------   ---------      --------

  Income before income taxes          7,351      10,765        18,116
  Income tax expense (benefit)       37,969     (34,889) (3)    3,080
                                    --------   ---------      --------

          Net income (loss)        $(30,618)  $  45,654      $ 15,036
                                    ========   =========      ========

  Net income (loss) per share:
    Basic                          $   (.44)                 $    .21
                                    ========                  ========
    Diluted                        $   (.44)                 $    .21
                                    ========                  ========
  Weighted average number of
   shares outstanding:
    Basic                            69,946                    69,946
                                    ========                  ========
    Diluted                          69,946                    73,297
                                    ========                  ========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective tax rate of 17% for 2004.


                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                     Six Months Ended June 30, 2003
                                     GAAP    Adjustments     Pro Forma
                                   --------- ----------- --- ---------
Revenues:
  System and software              $179,603   $       -      $179,603
  Service and support               137,205           -       137,205
                                    --------   ---------      --------

          Total revenues            316,808           -       316,808
                                    --------   ---------      --------
Cost of revenues:
  System and software                 9,596           -         9,596
  Service and support                41,461           -        41,461
  Amortization of purchased
   technology                         4,478      (4,478) (1)        -
                                    --------   ---------      --------

          Total cost of
           revenues                  55,535      (4,478)       51,057
                                    --------   ---------      --------

          Gross margin              261,273       4,478       265,751
                                    --------   ---------      --------
          Gross margin
           percentage                  82.5%                     83.9%
                                    --------                  --------
Operating expenses:
  Research and development           86,841           -        86,841
  Marketing and selling             117,897           -       117,897
  General and administration         36,143           -        36,143
  Amortization of intangible
   assets                             2,076      (2,076) (1)        -
  Special charges                     3,163      (3,163) (2)        -
                                    --------   ---------      --------

          Total operating
           expenses                 246,120      (5,239)      240,881
                                    --------   ---------      --------

Operating income                     15,153       9,717        24,870
  Other income, net                   2,412           -         2,412
  Interest expense                   (7,974)          -        (7,974)
                                    --------   ---------      --------

  Income before income taxes          9,591       9,717        19,308
  Income tax expense                  1,918       1,944  (3)    3,862
                                    --------   ---------      --------

          Net income               $  7,673   $   7,773      $ 15,446
                                    ========   =========      ========

  Net income per share:
    Basic                          $    .11                  $    .23
                                    ========                  ========
    Diluted                        $    .11                  $    .22
                                    ========                  ========
   Weighted average number of
    shares outstanding:
     Basic                           67,362                    67,362
                                    ========                  ========
     Diluted                         68,901                    68,901
                                    ========                  ========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective tax rate of 20% for 2003.


                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)

                                                As of         As of
                                           June 30, 2004 Dec. 31, 2003
------------------------------------------ ------------- -------------
Assets
Current assets:
  Cash and short-term investments          $     83,754  $     71,324
  Trade accounts receivable, net                104,642       104,043
  Term receivables, short-term                  120,506       119,627
  Prepaid expenses and other                     31,302        27,164
  Deferred income taxes                          18,676        18,787
                                            ------------  ------------

     Total current assets                       358,880       340,945

Property, plant and equipment, net               87,418        91,350
Term receivables, long-term                     106,574        98,207
Intangibles, net                                325,121       326,281
Other assets                                     48,592        83,905
                                            ------------  ------------
     Total assets                          $    926,585  $    940,688
                                            ============  ============
Liabilities and Stockholders' Equity
Current liabilities:
  Short-term borrowings                    $     11,024  $      6,910
  Accounts payable                               16,429        18,105
  Income taxes payable                           37,404        35,122
  Accrued payroll and related liabilities        59,963        80,484
  Accrued liabilities                            34,319        37,719
  Deferred revenue                              104,056        74,662
                                            ------------  ------------
     Total current liabilities                  263,195       253,002

Long-term notes payable                         285,799       286,768
Other long-term liabilities                      21,158        23,161
                                            ------------  ------------
     Total liabilities                          570,152       562,931
                                            ------------  ------------

Minority Interest                                     -         3,391
Stockholders' equity:
  Common stock                                  304,038       294,180
  Deferred compensation                          (1,187)       (2,601)
  Retained earnings                              29,649        57,800
  Accumulated other comprehensive income         23,933        24,987
                                            ------------  ------------
     Total stockholders' equity                 356,433       374,366
                                            ------------  ------------

     Total liabilities and stockholders'
      equity                               $    926,585  $    940,688
                                            ============  ============


                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)
                              Three Months Ended    Six Months Ended
                                   June 30,             June 30,
                             -------------------- --------------------
                               2004       2003      2004       2003
                             ---------  ---------  --------  ---------
Operating Cash Flows:
Net income (loss)            $(32,796) $   4,074  $(30,618) $   7,673
   Depreciation and
    amortization               10,486     11,917    20,813     24,041
   Other adjustments to
    reconcile operating cash   34,482     (1,314)   32,925     (2,802)
   Changes in working capital  (4,891)    (2,123)   (7,326)    (2,698)
                              --------  ---------  --------  ---------

Net cash provided by
 operating activities           7,281     12,554    15,794     26,214
Net cash used in investing
 activities                    (9,327)   (19,692)  (23,229)   (19,474)
Net cash provided by
 financing activities           3,730      3,691    14,084      5,590
Effect of exchange rate
 changes on cash and
 cash equivalents                  26        187       (53)       126
                              --------  ---------  --------  ---------
Net change in cash and cash
 equivalents                    1,710     (3,260)    6,596     12,456
Cash and cash equivalents at
 beginning of period           73,219     50,685    68,333     34,969
                              --------  ---------  --------  ---------
Cash and cash equivalents at
 end of period               $ 74,929  $  47,425  $ 74,929  $  47,425
                              ========  =========  ========  =========


                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
     (In thousands, except for days sales outstanding -Unaudited)

                                Three Months Ended  Six Months Ended
                                     June 30,           June 30,
                                ------------------ -------------------
                                   2004     2003      2004      2003
                                ---------  -------  --------  --------
Geographic Revenue:
  Americas                      $ 82,892  $76,761  $147,922  $156,287
                                    48.9%    48.8%     44.3%     49.3%
  Europe                        $ 43,299  $46,840  $ 87,120  $ 89,260
                                    25.5%    29.7%     26.1%     28.2%
  Japan                         $ 28,358  $20,665  $ 67,153  $ 44,689
                                    16.7%    13.1%     20.1%     14.1%
  Pac Rim                       $ 15,093  $13,202  $ 31,852  $ 26,572
                                     8.9%     8.4%      9.5%      8.4%
Other Data:
  Capital expenditures          $  4,126  $ 5,684  $  8,946  $  8,962
  Days sales outstanding             119       98       121        98


    CONTACT: Mentor Graphics Corporation
             Ryerson Schwark, 503-685-1462
             ry_schwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             dennis_weldon@mentor.com